Prospectus Supplement
John Hancock Variable Insurance Trust

Supplement dated January 2, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
American Global Growth Trust (the fund)
Effective January 1, 2026 (the Effective Date), Piyada Phanaphat no longer serves as a portfolio manager of the fund's master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series. Accordingly, as of the Effective Date, all references to Ms. Phanaphat are removed from the Summary Prospectus.
In addition, as of the Effective Date, Mathews Cherian is added as a portfolio manager of the master fund.
As of the Effective Date, Barbara Burtin, Patrice Collette, Matt Hochstetler and Jason B. Smith continue to serve as portfolio managers of the master fund and, along with Mathews Cherian, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Additionally, as of the Effective Date, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:
Mathews Cherian
Partner – Capital World Investors Managed fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.